SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 17, 2002
                        ---------------------------------
                        (Date of earliest event reported)

                                    Citicorp
                -------------------------------------------------
               (Exact name of registrant as specified in charter)





      Delaware                   1-5738                  06-1515595
--------------------------------------------------------------------------------
(State or other juris-        (Commission             (I.R.S. Employer
diction of incorporation)     File Number)          Identification Number)






399 Park Avenue, New York, New York                        10043
----------------------------------------                ----------
(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (212) 559-1000
       ------------------------------------------------------------------


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

Results of Operations
(Unaudited)

     This report summarizes the results of operations of Citicorp and its subsidiaries for the three- and twelve-month periods ended December 31, 2001 and December 31, 2000. Citigroup Inc., the ultimate parent company of Citicorp, filed a Current Report on Form 8-K dated January 17, 2002. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENTS OF INCOME        CITICORP AND SUBSIDIARIES
(Unaudited)

(In Millions of Dollars)

                                           Fourth Quarter           Full Year
                                        -------------------   ------------------
                                           2001     2000          2001     2000
                                        -------------------   ------------------

INTEREST REVENUE
Loans, including Fees                     $9,542  $10,062      $39,484  $37,226
Deposits with Banks                          321      407        1,267    1,251
Federal Funds Sold and Securities
  Purchased Under Resale Agreements           82      133          509      406
Securities, including Dividends              808      865        3,785    3,426
Trading Account Assets                       586      268        1,421      988
Loans Held For Sale                          289      321        1,483      912
                                        -------------------   ------------------
                                          11,628   12,056       47,949   44,209
                                        -------------------   ------------------

INTEREST EXPENSE
Deposits                                   2,006    3,693       11,865   13,323
Trading Account Liabilities                   12       12           49       56
Purchased Funds and Other Borrowings         740    1,076        3,333    3,987
Long-Term Debt                               918    1,349        4,934    4,679
                                        -------------------   ------------------
                                           3,676    6,130       20,181   22,045
                                        -------------------   ------------------

NET INTEREST REVENUE                       7,952    5,926       27,768   22,164
                                        -------------------   ------------------

POLICYHOLDER BENEFITS AND CLAIMS             144      339          953      883
PROVISION FOR CREDIT LOSSES                2,261    1,507        6,790    5,339
                                        -------------------   ------------------
  TOTAL BENEFITS, CLAIMS, AND              2,405    1,846        7,743    6,222
   CREDIT LOSSES                        -------------------   ------------------

NET INTEREST REVENUE AFTER
  BENEFITS, CLAIMS, AND CREDIT LOSSES      5,547    4,080       20,025   15,942
                                        -------------------   ------------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                       3,013    3,018       11,414   11,147
Foreign Exchange                             529      300        2,383    1,404
Trading Account                              194      514        1,283    1,663
Securities Transactions                      (64)      89           77      835
Other Revenue                              1,349    1,093        4,160    5,245
                                        -------------------   ------------------
                                           5,021    5,014       19,317   20,294
                                        -------------------   ------------------

OPERATING EXPENSE
Salaries                                   2,272    2,335        9,144    8,654
Employee Benefits                            498      365        1,810    1,636
                                        -------------------   ------------------
  Total Employee                           2,770    2,700       10,954   10,290
Net Premises and Equipment                   819      819        3,056    3,246
Restructuring-Related Items {a}              (27)     644          336      738
Other Expense                              2,608    2,440        9,775    9,047
                                        -------------------   ------------------
                                           6,170    6,603       24,121   23,321
                                        -------------------   ------------------

INCOME BEFORE INCOME TAXES, MINORITY
  INTEREST AND CUMULATIVE EFFECT OF
   ACCOUNTING CHANGES                      4,398    2,491       15,221   12,915
INCOME TAXES                               1,446      947        5,351    4,766
MINORITY INTEREST, NET OF INCOME TAXES        37       11           84       39
                                        -------------------   ------------------
INCOME BEFORE CUMULATIVE EFFECT OF
 ACCOUNTING CHANGES                        2,915    1,533        9,786    8,110
CUMULATIVE EFFECT OF ACCOUNTING
 CHANGES {b}                                   -        -        (144)        -
                                        -------------------   ------------------
NET INCOME                                $2,915  $ 1,533      $ 9,642  $ 8,110
                                        ===================   ==================

{a} The 2001 fourth quarter includes reversals of $(40) million and accelerated depreciation of $13 million. The 2001 full year includes new charges of $315 million, reversals of $(40) million and accelerated depreciation of $61 million. The 2000 fourth quarter includes new charges of $659 million, reversals of $(22) million and accelerated depreciation of $7 million. The 2000 full year includes new charges of $734 million, reversals of $(64) million and accelerated depreciation of $68 million.

{b} Accounting Changes refer to the first quarter 2001 adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133) and the second quarter 2001 adoption of EITF issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              CITICORP
                                              (Registrant)

                                           By:/s/ William P. Hannon
                                              ----------------------
                                              William P. Hannon
                                              Controller


Dated:  January 18, 2002